DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2017
DERIVATIVE FINANCIAL INSTRUMENTS
DERIVATIVE FINANCIAL INSTRUMENTS

NOTE 15 - DERIVATIVE FINANCIAL INSTRUMENTS:

a.   Warrants issued in 2014

The warrants issued under an investment agreement from January 2014 were classified as a financial liability due to a net settlement provision. These warrants were exercisable into 357,896 ADSs and had a three-year term. In January 2017, the Company received notification of exercise with respect to these non-tradable warrants that had been issued in 2014 to investors in the form of private placements. Accordingly, the Company issued 2,526,320 ordinary shares for approximately $2.63 million. The remaining unexercised warrants to purchase 1,052,640 ordinary shares expired along with any right or claim whatsoever of the holders.

b.   Warrants issued in 2016

The warrants issued under the offering, as described in note 14a(3) above, were classified as a financial liability due to a net settlement provision. These warrants are exercisable into 2,025,458 ADSs. The warrants have a three-year term and may be exercised either for cash or on a cashless basis at an exercise price of $13.33 per ADS.

The fair value of the warrants is computed using the Black and Scholes option pricing model. The fair value of the warrants upon issuance was computed based on the price of an ADS and based on the following parameters: risk-free interest rate of 1.56% and an average standard deviation of 53.13%.  The fair value of the warrants as of December 31, 2017, is based on the price of an ADS as of December 31, 2017 and its based on the following parameters: risk-free interest rate of 1.89% and an average standard deviation of 48.59%.